As filed with the Securities and Exchange Commission on February 22, 2010
Registration Statement No. 333-163912

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1
to

Form S-4

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

The GEO Group, Inc.
(Exact name of registrant as specified in its charter)

Florida	1520	65-0043078
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employee Identification Number)

*and the Subsidiary Guarantors listed on Schedule A hereto
(Exact name of registrants as specified in their charters)

One Park Place, Suite 700 621 Northwest 53rd Street Boca Raton, Florida 33487-8242	John J. Bulfin, Esq. 621 Northwest 53rd Street Boca Raton, Florida 33487-8242 (561) 893-0101
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)	(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Jose Gordo, Esq.
Akerman Senterfitt
One S.E. Third Avenue, 25th Floor
Miami, Florida 33131
(305) 374-5600
Facsimile: (305) 374-5095

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after this Registration Statement becomes effective.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, please check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer,” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☑	Accelerated filer ☐
Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

Each Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until each Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the commission, acting pursuant to said Section 8(a), may determine.

Schedule A — Table of Subsidiary Guarantors

State or Other
	Jurisdiction of	I.R.S. Employer
	Incorporation or	Identification
Exact Name of Subsidiary Guarantor	Formation	Number

Correctional Properties Prison Finance LLC	Delaware	*
Correctional Services Corporation	Delaware	11-3182580
CPT Limited Partner, LLC	Delaware	*
CPT Operating Partnership LP	Delaware	*
GEO Acquisition II, Inc.	Delaware	01-0882442
GEO Care, Inc.	Florida	65-0749307
GEO Holdings I, Inc.	Delaware	56-2635779
Public Properties Development & Leasing LLC	Delaware	*
GEO RE Holdings LLC	Delaware	*
GEO Transport, Inc.	Florida	56-2677868
Just Care, Inc.	Delaware	63-1166611

*	Not applicable as these entities are disregarded for Federal Income Tax Purposes

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on February 22, 2010.

THE GEO GROUP, INC.

By:	/s/ Brian R. Evans
Name:     Brian R. Evans

Title:	Senior Vice President & Chief Financial Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature		Title	Date

* George C. Zoley		Chairman of the Board and Chief Executive Officer (Principal Executive Officer)	February 22, 2010

/s/ Brian R. Evans Brian R. Evans		Senior Vice President & Chief Financial Officer (Principal Financial Officer)	February 22, 2010

* Ronald A. Brack		Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)	February 22, 2010

* Wayne H. Calabrese		Vice Chairman of the Board, President and Chief Operating Officer	February 22, 2010

* Norman A. Carlson		Director	February 22, 2010

* Anne N. Foreman		Director	February 22, 2010

* Richard H. Glanton		Director	February 22, 2010

* John M. Palms		Director	February 22, 2010

*By:	/s/ Brian R. Evans Brian R. Evans Attorney-in-fact

Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on February 22, 2010.

GEO CARE, INC.

By:	/s/ Brian R. Evans
Name:     Brian R. Evans

Title:	Treasurer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature		Title	Date

* George C. Zoley		Chairman of the Board	February 22, 2010

/s/ Brian R. Evans Brian R. Evans		Treasurer (Principal Financial and Accounting Officer)	February 22, 2010

* Jorge A. Dominicis		President and Director (Principal Executive Officer)	February 22, 2010

* Wayne H. Calabrese		Director	February 22, 2010

*By:	/s/ Brian R. Evans Brian R. Evans Attorney-in-fact

Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on February 22, 2010.

GEO RE HOLDINGS LLC

By:	/s/ Brian R. Evans
Name:     Brian R. Evans

Title:	Senior Vice President & Treasurer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature		Title	Date

* George C. Zoley		President (Principal Executive Officer)	February 22, 2010

/s/ Brian R. Evans Brian R. Evans		Senior Vice President & Treasurer (Principal Financial and Accounting Officer)	February 22, 2010

By: The GEO Group, Inc.
/s/ Brian R. Evans Brian R. Evans		Senior Vice President & Chief Financial Officer of The GEO Group, Inc., the Sole Manager of GEO RE Holdings LLC	February 22, 2010

*By:	/s/ Brian R. Evans Brian R. Evans Attorney-in-fact

Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on February 22, 2010.

Correctional Services Corporation

By:	/s/ Brian R. Evans
Name:     Brian R. Evans

Title:	Vice President & Treasurer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

	Signature	Title	Date

* George C. Zoley		President & Director (Principal Executive Officer)	February 22, 2010

/s/ Brian R. Evans Brian R. Evans		Vice President & Treasurer (Principal Financial Officer)	February 22, 2010

* Ronald A. Brack		Vice President Accounting (Principal Accounting Officer)	February 22, 2010

* John J. Bulfin		Vice President, Secretary and Director	February 22, 2010

* Wayne H. Calabrese		Vice President and Director	February 22, 2010

*By:	/s/ Brian R. Evans Brian R. Evans Attorney-in-fact

Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on February 22, 2010.

GEO Transport, Inc.

By:	/s/ Brian R. Evans
Name:     Brian R. Evans

Title:	Vice President & Treasurer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature		Title	Date

* George C. Zoley		President & Director (Principal Executive Officer)	February 22, 2010

* Brian R. Evans		Vice President & Treasurer (Principal Financial Officer)	February 22, 2010

* Ronald A. Brack		Vice President and Controller (Principal Accounting Officer)	February 22, 2010

* John J. Bulfin		Vice President, Secretary and Director	February 22, 2010

* Wayne H. Calabrese		Vice President and Director	February 22, 2010

*By:	/s/ Brian R. Evans Brian R. Evans Attorney-in-fact

Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on February 22, 2010.

Public Properties Development & Leasing LLC

By:	/s/ Brian R. Evans
Name:     Brian R. Evans

Title:	Vice President — Finance

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

	Signature	Title	Date

* George C. Zoley		President & Director (Principal Executive Officer)	February 22, 2010

/s/ Brian R. Evans Brian R. Evans		Vice President — Finance (Principal Financial and Accounting Officer)	February 22, 2010

* John J. Bulfin		Vice President, Secretary and Director	February 22, 2010

* Wayne H. Calabrese		Vice President and Director	February 22, 2010

By:	CPT Operating Partnership L.P.	Vice President — Finance of GEO Acquisition II, Inc.,	February 22, 2010

By:	GEO Acquisition II, Inc., its General Partner	the General Partner of CPT Operating Partnership L.P., the Sole Member of Public Properties Development & Leasing LLC

/s/ Brian R. Evans Brian R. Evans

*By:	/s/ Brian R. Evans Brian R. Evans Attorney-in-fact

Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on February 22, 2010.

Correctional Properties Prison Finance LLC

By:	/s/ Brian R. Evans
Name:     Brian R. Evans

Title:	Vice President — Finance

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

	Signature	Title	Date

* George C. Zoley		President & Director (Principal Executive Officer)	February 22, 2010

/s/ Brian R. Evans Brian R. Evans		Vice President — Finance (Principal Financial and Accounting Officer)	February 22, 2010

* John J. Bulfin		Vice President, Secretary and Director	February 22, 2010

* Wayne H. Calabrese		Vice President and Director	February 22, 2010

*By:	/s/ Brian R. Evans Brian R. Evans Attorney-in-fact

Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on February 22, 2010.

CPT Operating Partnership L.P.

By:	/s/ Brian R. Evans
Name:     Brian R. Evans

Title:	Vice President — Finance

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

	Signature	Title	Date

* George C. Zoley		President (Principal Executive Officer)	February 22, 2010

/s/ Brian R. Evans Brian R. Evans		Vice President — Finance (Principal Financial and Accounting Officer)	February 22, 2010

By:	GEO Acquisition II, Inc.

/s/ Brian R. Evans Brian R. Evans		Vice President — Finance of GEO Acquisition II, Inc., the sole General Partner of CPT Operating Partnership L.P.	February 22, 2010

*By:	/s/ Brian R. Evans Brian R. Evans Attorney-in-fact

Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on February 22, 2010.

CPT Limited Partner, LLC

By:	/s/ Brian R. Evans
Name:     Brian R. Evans

Title:	Vice President — Finance

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature		Title	Date

* George C. Zoley		President (Principal Executive Officer)	February 22, 2010

/s/ Brian R. Evans Brian R. Evans		Vice President — Finance (Principal Financial and Accounting Officer)	February 22, 2010

By:	GEO Acquisition II, Inc.

/s/ Brian R. Evans Brian R. Evans		Vice President — Finance of GEO Acquisition II, Inc., the sole Member of CPT Limited Partner, LLC	February 22, 2010

*By:	/s/ Brian R. Evans Brian R. Evans Attorney-in-fact

Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on February 22, 2010.

GEO Holdings I, Inc.

By:	/s/ Brian R. Evans
Name:     Brian R. Evans

Title:	Vice President — Finance

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature		Title	Date

* George C. Zoley		President & Director (Principal Executive Officer)	February 22, 2010

/s/ Brian R. Evans Brian R. Evans		Vice President — Finance (Principal Financial and Accounting Officer)	February 22, 2010

* John J. Bulfin		Vice President, Secretary & Director	February 22, 2010

* Wayne H. Calabrese		Vice President & Director	February 22, 2010

*By:	/s/ Brian R. Evans Brian R. Evans Attorney-in-fact

Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on February 22, 2010.

GEO Acquisition II, Inc.

By:	/s/ Brian R. Evans
Name:     Brian R. Evans

Title:	Vice President — Finance

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature		Title	Date

* George C. Zoley		President & Director (Principal Executive Officer)	February 22, 2010

/s/ Brian R. Evans Brian R. Evans		Vice President — Finance (Principal Financial and Accounting Officer)	February 22, 2010

* John J. Bulfin		Vice President, Secretary & Director	February 22, 2010

* Wayne H. Calabrese		Vice President & Director	February 22, 2010

*By:	/s/ Brian R. Evans Brian R. Evans Attorney-in-fact

Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on February 22, 2010.

Just Care, Inc.

By:	/s/ Brian R. Evans
Name:     Brian R. Evans

Title:	Vice President & Treasurer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature		Title	Date

* George C. Zoley		CEO, President & Director (Principal Executive Officer)	February 22, 2010

/s/ Brian R. Evans Brian R. Evans		Vice President, Treasurer & Director (Principal Financial and Accounting Officer)	February 22, 2010

* John J. Bulfin		Vice President, Secretary & Director	February 22, 2010

* Wayne H. Calabrese		Vice President & Director	February 22, 2010

*By:	/s/ Brian R. Evans Brian R. Evans Attorney-in-fact

Exhibit Index

Exhibit Number		Description

2.1	—	Agreement and Plan of Merger, dated as of September 19, 2006, among the Company, GEO Acquisition II, Inc. and CentraCore Properties Trust (incorporated herein by reference to Exhibit 2.1 of the Company’s report on Form 8-K, filed on September 21, 2006)
2.2	—	Agreement and Plan of Merger, dated August 28, 2009, by and among GEO Care, Merger Sub and Just Care (incorporated herein by reference to Exhibit 2.1 of the Company’s report on Form 8-K, filed on September 3, 2009)
3.1	—	Amended and Restated Articles of Incorporation of the Company, dated May 16, 1994 (incorporated herein by reference to Exhibit 3.1 to the Company’s registration statement on Form S-1, filed on May 24, 1994)
3.2	—	Articles of Amendment to the Amended and Restated Articles of Incorporation, dated October 30, 2003 (incorporated herein by reference to Exhibit 3.2 to the Company’s report on Form 10-K, filed on February 15, 2008)
3.3	—	Articles of Amendment to the Amended and Restated Articles of Incorporation, dated November 25, 2003 (incorporated herein by reference to Exhibit 3.3 to the Company’s report on Form 10-K, filed on February 15, 2008)
3.4	—	Articles of Amendment to the Amended and Restated Articles of Incorporation, dated September 29, 2006 (incorporated herein by reference to Exhibit 3.4 to the Company’s report on Form 10-K, filed on February 15, 2008)
3.5	—	Articles of Amendment to the Amended and Restated Articles of Incorporation, dated May 30, 2007 (incorporated herein by reference to Exhibit 3.5 to the Company’s report on Form 10-K, filed on February 15, 2008)
3.6	—	Amended and Restated Bylaws of the Company (incorporated herein by reference to Exhibit 3.1 to the Company’s report on Form 8-K, filed on April 2, 2008)
4.1	—	Indenture, dated October 20, 2009, among GEO, the Guarantors party thereto and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the Company’s report on Form 8-K, filed on October 20, 2009)
4.2	—	Registration Rights Agreement dated as of October 20, 2009 among GEO, the Guarantors party thereto and Banc of America Securities LLC, on behalf of itself and the other Initial Purchasers party thereto (incorporated by reference to Exhibit 10.1 to the Company’s report on Form 8-K, filed on October 20, 2009)
5.1	—	Opinion of Akerman Senterfitt*
10.1	—	Stock Option Plan (incorporated herein by reference to Exhibit 10.1 to the Company’s registration statement on Form S-1, filed on May 24, 1994)†
10.2	—	1994 Stock Option Plan (incorporated herein by reference to Exhibit 10.2 to the Company’s registration statement on Form S-1, filed on May 24, 1994)†
10.3	—	Form of Indemnification Agreement between the Company and its Officers and Directors (incorporated herein by reference to Exhibit 10.3 to the Company’s registration statement on Form S-1, filed on May 24, 1994)†
10.4	—	Senior Officer Retirement Plan (incorporated herein by reference to Exhibit 10.4 to the Company’s registration statement on Form S-1/A, filed on December 22, 1995)†
10.5	—	Amendment to the Company’s Senior Officer Retirement Plan (incorporated herein by reference to Exhibit 10.5 to the Company’s report on Form 10-K, filed on March 23, 2005)†
10.6	—	1999 Stock Option Plan (incorporated herein by reference to Exhibit 10.12 to the Company’s report on Form 10-K, filed on March 30, 2000)†
10.7	—	Amended and Restated Employment Agreement, dated November 4, 2004, between the Company and Dr. George C. Zoley (incorporated herein by reference to Exhibit 10.1 to the Company’s report on Form 10-Q, filed on November 4, 2004)†
10.8	—	Amended and Restated Employment Agreement, dated November 4, 2004, between the Company and Wayne H. Calabrese (incorporated herein by reference to Exhibit 10.2 to the Company’s report on Form 10-Q, filed on November 5, 2004)†

Exhibit Number		Description

10.9	—	Executive Employment Agreement, dated March 7, 2002, between the Company and John G. O’Rourke (incorporated herein by reference to Exhibit 10.17 to the Company’s report on Form 10-Q, filed on May 15, 2002)†
10.10	—	Executive Retirement Agreement, dated March 7, 2002, between the Company and Dr. George C. Zoley (incorporated herein by reference to Exhibit 10.18 to the Company’s report on Form 10-Q, filed on May 15, 2002)†
10.11	—	Executive Retirement Agreement, dated March 7, 2002, between the Company and Wayne H. Calabrese (incorporated herein by reference to Exhibit 10.19 to the Company’s report on Form 10-Q, filed on May 15, 2002)†
10.12	—	Executive Retirement Agreement, dated March 7, 2002, between the Company and John G. O’Rourke (incorporated herein by reference to Exhibit 10.20 to the Company’s report on Form 10-Q, filed on May 15, 2002)†
10.13	—	Amended Executive Retirement Agreement, dated January 17, 2003, by and between the Company and George C. Zoley (incorporated herein by reference to Exhibit 10.18 to the Company’s report on Form 10-K, filed on March 20, 2003)†
10.14	—	Amended Executive Retirement Agreement, dated January 17, 2003, by and between the Company and Wayne H. Calabrese (incorporated herein by reference to Exhibit 10.19 to the Company’s report on Form 10-K, filed on March 20, 2003)†
10.15	—	Amended Executive Retirement Agreement, dated January 17, 2003, by and between the Company and John G. O’Rourke (incorporated herein by reference to Exhibit 10.20 to the Company’s report on Form 10-K, filed on March 20, 2003)†
10.16	—	Senior Officer Employment Agreement, dated March 23, 2005, by and between the Company and John J. Bulfin (incorporated herein by reference to Exhibit 10.22 to the Company’s report on Form 10-K, filed on March 23, 2005)†
10.17	—	Senior Officer Employment Agreement, dated March 23, 2005, by and between the Company and Jorge A. Dominicis (incorporated herein by reference to Exhibit 10.23 to the Company’s report on Form 10-K, filed on March 23, 2005)†
10.18	—	Senior Officer Employment Agreement, dated March 23, 2005, by and between the Company and John M. Hurley (incorporated herein by reference to Exhibit 10.24 to the Company’s report on Form 10-K, filed on March 23, 2005)†
10.19	—	Senior Officer Employment Agreement, effective August 3, 2009, by and between the Company and Brian R. Evans (incorporated by reference to Exhibit 10.1 to the Company’s report on Form 10-Q, filed August 3, 2009)†
10.20	—	Office Lease, dated September 12, 2002, by and between the Company and Canpro Investments Ltd. (incorporated herein by reference to Exhibit 10.22 to the Company’s report on Form 10-K, filed on March 20, 2003)
10.21	—	The Geo Group, Inc. Senior Management Performance Award Plan (incorporated herein by reference to Exhibit 10.1 to the Company’s report on Form 10-Q, filed on May 13, 2005)
10.22	—	Amended and Restated The GEO Group, Inc. 2006 Stock Incentive Plan (incorporated herein by reference to Exhibit 10.1 to the Company’s report on Form 8-K, filed on May 5, 2009)†
10.23	—	Amendment to The Geo Group, Inc. 2006 Stock Incentive Plan (incorporated herein by reference to the Company’s report on Form 10-Q, filed on August 9, 2007)
10.24	—	Third Amended and Restated Credit Agreement, dated as of January 24, 2007, by and among The GEO Group, Inc., as Borrower, BNP Paribas, as Administrative Agent, BNP Paribas Securities Corp. as Lead Arranger and Syndication Agent, and the lenders who are, or may from time to time become, a party thereto (incorporated herein by reference to Exhibit 10.1 to the Company’s report on Form 8-K, filed on January 30, 2007)
10.25	—	Amendment No. 1 to the Third Amended and Restated Credit Agreement, dated as of January 31, 2007, between The GEO Group, Inc., as Borrower, and BNP Paribas, as Lender and as Administrative Agent (incorporated herein by reference to Exhibit 10.1 to the Company’s report on Form 8-K, filed on February 6, 2007)

Exhibit Number		Description

10.26	—	Amendment No. 2 to the Third Amended and Restated Credit Agreement, dated as of January 31, 2007, between The GEO Group, Inc., as Borrower, and BNP Paribas, as Lender and as Administrative Agent (incorporated herein by reference to Exhibit 10.1 to the Company’s report on Form 8-K, filed on February 20, 2007)
10.27	—	Amendment No. 3 to the Third Amended and Restated Credit Agreement dated as of May 2, 2007, between The Geo Group, Inc., as Borrower, and BNP Paribas, as Lender and as Administrative Agent (incorporated herein by reference to Exhibit 10.1 to the Company’s report on Form 8-K, dated May 8, 2007)
10.28	—	Amendment No. 4 to the Third Amended and Restated Credit Agreement, dated effective as of August 26, 2008, between The GEO Group Inc., as Borrower, certain of GEO’s subsidiaries, as Grantors, and BNP Paribas, as Lender and as Administrative Agent (incorporated by reference to Exhibit 10.1 of the Company’s report on Form 8-K, filed on September 2, 2008)
10.29	—	Amendment No. 5 to the Third Amended and Restated Credit Agreement dated as of October 5, 2009 between GEO, as Borrower, and BNP Paribas, as Lender and as Administrative Agent (incorporated by reference to Exhibit 10.2 to the Company’s report on Form 8-K, filed on October 20, 2009)
10.30	—	Amendment No. 6 to the Third Amended and Restated Credit Agreement dated as of October 14, 2009 between GEO, as Borrower, and BNP Paribas, as Lender and as Administrative Agent (incorporated by reference to Exhibit 10.3 to the Company’s report on Form 8-K, filed on October 20, 2009)
10.31	—	Amendment No. 7 to the Third Amended and Restated Credit Agreement dated as of December 4, 2009, between GEO, as Borrower, and BNP Paribas, as Lender and as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Company’s report on Form 8-K, filed on December 10, 2009)
10.32	—	Form of Lender Addendum, dated as of October 29, 2008, by and among The GEO Group, Inc. as Borrower, BNP Paribas as Administrative Agent and the Lender parties thereto (incorporated by reference to Exhibit 10.2 to the Company’s report on Form 10-Q, filed November 5, 2008)
10.33	—	Second Amended and Restated Executive Employment Agreement, effective December 31, 2008, by and between The GEO Group, Inc. and George C. Zoley (incorporated by reference to Exhibit 10.1 to the Company’s report on Form 8-K January 7, 2009)†
10.34	—	Second Amended and Restated Executive Employment Agreement, effective December 31, 2008, by and between The GEO Group, Inc. and Wayne H. Calabrese (incorporated by reference to Exhibit 10.2 to the Company’s report on Form 8-K filed on January 7, 2009)†
10.35	—	Amended and Restated Executive Employment Agreement, effective December 31, 2008, by and between The GEO Group, Inc. and John G. O’Rourke (incorporated by reference to Exhibit 10.3 to the Company’s report on Form 8-K filed on January 7, 2009)†
10.36	—	Amended and Restated Senior Officer Employment Agreement, effective December 31, 2008, by and between The GEO Group, Inc. and John J. Bulfin (incorporated by reference to Exhibit 10.4 to the Company’s report on Form 8-K filed on January 7, 2009)†
10.37	—	Amended and Restated Senior Officer Employment Agreement, effective December 31, 2008, by and between The GEO Group, Inc. and Jorge A. Dominicis (incorporated by reference to Exhibit 10.5 to the Company’s report on Form 8-K filed on January 7, 2009)†
10.38	—	Amended and Restated Senior Officer Employment Agreement, effective December 31, 2008, by and between The GEO Group, Inc. and Thomas M. Wierdsma (incorporated by reference to Exhibit 10.6 to the Company’s report on Form 8-K filed on January 7, 2009)†
10.39	—	Senior Officer Employment Agreement, effective August 3, 2009, by and between The GEO Group, Inc. and Brian R. Evans (incorporated by reference to Exhibit 10.1 to the Company’s Report on Form 10-Q filed on August 3, 2009)
10.40	—	Amended and Restated The GEO Group, Inc. Senior Management Performance Award Plan, effective December 31, 2008 (incorporated by reference to Exhibit 10.7 to the Company’s report on Form 8-K filed on January 7, 2009)†
10.41	—	Amended and Restated The GEO Group, Inc. Senior Officer Retirement Plan, effective December 31, 2008 (incorporated by reference to Exhibit 10.8 to the Company’s report on Form 8-K January 7, 2009)†
12.1	—	Statement re Computation of Ratios**
21.1	—	Subsidiaries of the Company**
23.1	—	Consent of Grant Thornton LLP**

Exhibit Number		Description

23.2	—	Consent of Akerman Senterfitt (included in Exhibit 5.1)*
24.1	—	Powers of Attorney (included on signature pages)**
25.1	—	Statement of Eligibility of Trustee**
99.1	—	Form of Letter of Transmittal**
99.2	—	Form of Notice of Guaranteed Delivery for Notes**
99.3	—	Form of Letter to Broker**
99.4	—	Form of Letter to Clients**
99.5	—	Guidelines for Certification of Taxpayer Identification Number of Substitution Form W-9**

*	Filed herewith

**	Incorporated herein by reference to exhibit of the same number filed with the Registrant’s Registration Statement on Form S-4, dated December 22, 2009.

†	Management contract or compensatory plan, contract or agreement as defined in Item 402 (a)(3) of Regulation S-K.